NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide HighMark Balanced Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Large Cap Growth Fund
Nationwide HighMark Small Cap Core Fund
Nationwide HighMark Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated December 20, 2013
to the Prospectus dated November 29, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

At its meeting on December 11, 2013, the Board of Trustees of the Nationwide Mutual Funds (“NMF”) approved the addition of Class C shares of all NMF funds that offer Class C shares to the NMF Administrative Services Plan (the “Plan”), effective as of March 1, 2014 (the “Effective Date”), providing for the payment of administrative services fees of up to 0.25% by Class C shares to financial intermediaries who provide administrative shareholder services to Class C shareholders.  The addition of Class C shares to the Plan is part of a restructuring of how the NMF funds currently pay for intermediary shareholder support services (“Services Fees Restructuring”).  Currently, these fees are paid either as (i) administrative services fees pursuant to the terms of the Plan, which are class specific, or as (ii) fees payable by a fund across all of its share classes (“Fund Fees”), depending on the intermediary.  No intermediary receives payments from both the Plan and Fund Fees.  As of the Effective Date, the NMF funds will no longer pay Fund Fees and will instead make payments for administrative shareholder services solely pursuant to the Plan.

With respect to the funds listed above (the “Funds”), the Services Fees Restructuring will cause modest increases in the total operating expenses of Class C shares of the following Funds: Nationwide Bailard International Equities Fund; Nationwide Bailard Technology & Science Fund; Nationwide Geneva Mid Cap Growth Fund; Nationwide HighMark Value Fund; and Nationwide Ziegler NYSE Arca Tech 100 Index Fund.  In each case, the increase will amount to less than a 5 percent increase in the total operating expenses of the Class C shares of the affected Funds.  The adjusted expense ratios for the Class C shares of the affected Funds, which take effect on the Effective Date, will be reflected in the Prospectus revised or supplemented March 1, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE